Filed pursuant to Rule 497(c)

Registration No. 033-48907

Marshall Funds

27-03
10-04
24-04
08-05
22-05
05-06

Prospectus

October 31, 2007

Investor Class (Class Y)

- Marshall Prime Money Market Fund

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

M&I

MARSHALL FUNDS

Marshall Prime Money Market Fund Investor Class (Class Y)

Table of Contents

Risk/Return Summary	1

Fees and Expenses of the Fund	2

Main Risks of Investing in the Fund	3

Securities Descriptions	4

How to Buy Shares	6

How to Redeem and Exchange Shares	9

Account and Share Information	12

Marshall Funds, Inc. Information	14

Financial Highlights	16

Risk/Return Summary

Marshall Prime Money Market Fund (the Fund)

Goal: To provide current income consistent with stability of principal

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, M&I Investment Management Corp. (the Adviser) uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1997 - 2006)

The Fund’s return from January 1, 2007 through September 30, 2007 was 3.77%.

Total Returns
Best quarter	(4th quarter, 2000)	1.60%
Worst quarter	(1st quarter, 2004)	0.17%
7-Day Net Yield	(as of 12/31/06)(1)	4.92%

Average Annual Total Returns through 12/31/06

	1 Year	5 Year	10 Year
Fund	4.75%	2.20%	3.71%
LMMFI(2)	4.51%	1.97%	3.44%
MFRA(3)	4.51%	1.97%	3.40%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment) Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None
Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)
Management Fee	0.15%(1)
Distribution (12b-1) Fee	None
Other Expenses	0.32%(2)
Total Annual Fund Operating Expenses (3)	0.47%

(1) The Adviser voluntarily waived a portion of the management fee in fiscal 2007.  As a result, the management fee paid by the Fund (after the voluntary waiver) was 0.13% for the fiscal year ended August 31, 2007. The Adviser may terminate this voluntary waiver at any time.

(2) “Other Expenses” include a shareholder servicing fee of 0.25%.

(3) Although not contractually obligated to do so, the Adviser and other service providers waived certain fees payable by the Fund and may waive certain amounts in the future.  The net expenses the Fund actually paid for the fiscal year ended August 31, 2007 are shown below.

Total Annual Fund Operating Expenses (after waivers)	0.45%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company N.A. (M&I Trust), an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Fund or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 48
3 Years	$ 151
5 Years	$ 263
10 Years	$ 591

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

Main Risks of Investing in the Fund

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which the Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Government Obligations Risks. For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association (Ginnie Mae) are supported by the full faith and credit of the U.S. government, while securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Securities Descriptions

In implementing the Fund’s investment objective, the Fund may invest in the following securities as part of the principal investment strategy. Some of these securities involve special risks, which are described under “Main Risks of Investing in the Fund.”

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority.

Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by the Federal Home Loan Banks, Freddie Mac and Fannie Mae in support of such obligations.

Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.  Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Adviser treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

How to Buy Shares

What Do Shares Cost? You can buy Investor Class shares of the Fund at net asset value (NAV), without a sales charge, on any day the Federal Reserve Bank of New York (the “Federal Reserve”) is open for business and, alternatively, on each day that the U.S. government securities markets are open and the manager determines there is sufficient liquidity in those markets. The Federal Reserve is closed on most national holidays, Columbus Day and Veterans Day. When the Fund accepts your transaction request in proper form, it is processed at the next determined NAV. The NAV for the Fund is determined daily at 4:00 p.m. (Central Time). If the U.S. government securities markets close early, the Fund reserves the right to determine its NAV at earlier times under these circumstances. In calculating NAV, the Fund’s portfolio is valued using amortized cost.

Keep in mind that Authorized Dealers, as described below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Fund, your first investment must be at least $1,000. However, you can add to your existing Marshall Funds account directly or through the Funds’ Systematic Investment Program for as little as $50. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your Authorized Dealer, as defined below, for any additional limitations.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Fund by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Fund by check or wire. Trust customers of M&I Trust may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Purchase orders must be accepted by 4:00 p.m. (Central Time) in order for shares to be purchased at that day’s NAV. For purchase orders that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to accept and process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV and dividend, regardless of when the order is processed. The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with the Fund, its distributor or its administrative or shareholder services agent to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid social security or tax identification number. Checks sent to the Fund to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, it may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments:
• To open an Account–$1,000
• To add to an Account (including through a Systematic Investment Program)–$50

Phone 1-800-236-FUND (3863)
• Contact MIS.
• Complete an application for a new account.

•

Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:
Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348
• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person
• Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:
Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Wires
• Notify MIS and request wire instructions at 1-800-236-FUND (3863).
• If a new account, fax completed application to MIS at 1-414-287-8511.
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program—Investor Class and Advisor Class Only

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You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after MIS receives the order.

• The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.
• Call MIS at 1-800-236-FUND (3863) to apply for this program.

Marshall Funds OnLineSM

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You may purchase Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days
• All checks should be made payable to “Marshall Funds.”
• The maximum ACH purchase amount is $100,000.

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is accepted in proper form, it is processed at the next determined NAV.

Trust customers of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund.

Redemption requests for the Fund must be accepted by 4:00 p.m. (Central Time) in order for shares to be redeemed at that day’s NAV. For redemption requests that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to accept and process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863)
• Contact MIS.

•

If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an authorized broker/dealer, you must contact your account representative.

• Not available to Retirement Accounts, for which redemptions must be done in writing.

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:
Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•

If you want to redeem shares held in certificate form, you must properly endorse the share certificates and send them by registered or certified mail. Additional documentation may be required from corporations, executors, administrators, trustees or guardians.

• For additional assistance, call MIS at 1-800-236-FUND (3863).

In Person
• Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:
Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202
• The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•

Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•

If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact MIS to apply for this program.

Marshall Funds OnLineSM

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You may redeem Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM in the Account and Share Information section.

Checkwriting

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You can redeem shares of the Fund by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.
• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”
• Checks cannot be used to close your Fund account balance.
• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•

when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•

when you want the redemption payable to someone other than the shareholder of record; or

•

when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•

to allow your purchase payment to clear;

•

during periods of market volatility; or

•

when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange Investor Class shares of the Fund for Investor Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Fund will record your telephone instructions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Marshall Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Marshall Funds (the Board) has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). The Market Timing Policy does not apply to the Money Market Funds, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Money Market Funds to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy, as described in the applicable prospectus.

Account and Share Information

Fund Transactions Through Marshall Funds OnLineSM. If you have previously established an account with the Fund and have signed an OnLineSM Agreement, you may purchase, redeem or exchange shares through the Marshall Funds’ Internet site at http://www.marshallfunds.com (the Web Site). You may also check your Fund account balance(s) and historical transactions through the Web Site. You cannot, however, establish a new Fund account through the Web Site—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Trust customers of M&I Trust should contact their account officer for information on the availability of transactions on the Web Site.

You should contact MIS at 1-800-236-FUND (3863) to get started. MIS will provide instructions on how to create and activate your Personal Identification Number (PIN). If you forget or lose your PIN number, contact MIS.

Online Conditions. Because of security concerns and costs associated with maintaining the Web Site, purchases, redemptions and exchanges through the Web Site are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the Web Site are effective at the time they are accepted by the Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the Web Site. The Web Site privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the Web Site for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated and unpredictable environment. Your ability to use the Web Site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the Web Site is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Marshall Funds, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, of the Fund are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

In addition, the Fund distributes capital gains, if any, at least annually. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were realized by the Fund, they could increase or decrease the Fund’s distributions.

Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

What are Dividends and Capital Distributions? A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in your account (other than accounts established through the Systematic Investment Program) and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers three classes of shares. All shares of the Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. With respect to taxable investors, Fund distributions generally are taxable whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Currently, the maximum federal tax rate on ordinary income is 35%, while the maximum federal tax rate on long-term capital gains is 15%. Fund distributions are expected to be primarily distributions of investment company taxable income.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund generally will be treated for federal tax purposes as a redemption followed by the purchase of shares of the other Fund, and thus will generally result in the same tax treatment as a redemption of Fund shares.

If you do not furnish the Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Fund. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2007, the Adviser had approximately $24.9 billion in assets under management, of which approximately $9.7 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. The Fund is managed by Richard M. Rokus, a vice president-portfolio manager of the Adviser. Mr. Rokus has managed the Fund since January 1, 1994 and has been employed by the Adviser since January 1993. Mr. Rokus also manages the Marshall Government Money Market Fund and the Marshall Short-Term Income Fund, other portfolios of the Marshall Funds not discussed in this Prospectus. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

Advisory Fees. The Adviser is entitled to receive an investment advisory fee from the Fund at the annual rate of 0.15% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Fund’s August 31, 2007 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract on behalf of the Fund.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS.  The custody fee is calculated at the annual rate of 0.02% on the first $250 million of the Fund’s ADNA plus 0.01% of assets exceeding $250 million. M&I Trust is entitled to receive shareholder services fees from the Fund at the annual rate of 0.25% of the Fund’s ADNA. M&I Trust has the discretion to waive a portion of its fees.  However, any fee waivers are voluntary and may be terminated at any time in its sole discretion.

M&I Trust is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees from the Fund at the following annual rates based on the aggregate ADNA of all money market funds of the Marshall Funds combined:

Fee	Combined ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives from the Fund an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources and/or the Fund’s shareholder servicing plan, if applicable, for services provided to clients who hold Fund shares.  In addition, the Adviser or an affiliate may make payments to a financial intermediary, based on the value of Fund shares held through the intermediary, to compensate it for introducing new shareholders to the Funds and for other distribution and marketing services.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

Financial Highlights

The Financial Highlights will help you understand the financial performance of the Fund’s Investor Class shares for the last five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal years ended August 31, 2007 and August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and notes thereto, is included in the Fund’s Annual Report dated August 31, 2007, which is available free of charge from the Fund.  The information for the prior years was audited by a different firm.

				Distributions to Shareholders from Net Investment Income				Ratios to Average Net Assets
Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Total from Investment Operations		Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Expenses	Expense Waiver(2)	Net Investment Income (Loss)(2)	Net Assets, End of Period (000 Omitted)
Prime Money Market Fund
2003	$ 1.00	$ 0.01	$ 0.01	$ (0.01)	$ (0.01)	$ 1.00	1.05%	0.45%	0.03%	1.04%	$ 1,889,427
2004	1.00	0.01	0.01	(0.01)	(0.01)	1.00	0.76	0.45	0.04	0.76	2,123,605
2005	1.00	0.02	0.02	(0.02)	(0.02)	1.00	2.22	0.45	0.04	2.20	2,078,992
2006	1.00	0.04	0.04	(0.04)	(0.04)	1.00	4.25	0.45	0.04	4.19	2,453,274
2007	1.00	0.05	0.05	(0.05)	(0.05)	1.00	5.06	0.45	0.02	4.95	2,753,457

(1)

Based on net asset value.

(2)

This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown.

(3)

Per share information is based on average shares outstanding.

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund's investments is contained in the SAI and the Annual and Semi-Annual Reports of the Fund as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You may also obtain these materials free of charge on the Marshall Funds' Internet site at http://www.marshallfunds.com.

You may write to the SEC's Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC's Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

Marshall Investor Services
P.O. Box 1348
Milwaukee, WI 53201-1348
1-414-287-8555
1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services
1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC
Distributor

Investment Company Act File No. 811-58433

07-321-183MPY (10/07)